                                                                   Exhibit 20.4

                       MONTHLY CERTIFICATEHOLDERS' STATEMENT
                              RETAILERS NATIONAL BANK
                       DAYTON HUDSON CREDIT CARD MASTER TRUST
                                   SERIES 1997-1


Pursuant to the Pooling and Servicing Agreement, dated as of September 13, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1997-1 Supplement (as amended and Supplemented, the "Series Supplement"), each among Retailers National Bank, as Servicer, Dayton Hudson Receivables Corporation, as Transferor, and Norwest Bank Minnesota, National Association, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.


                                        MONTHLY PERIOD:          APRIL 1998
                                        DISTRIBUTION DATE:       MAY 26, 1998
                                        NO. OF DAYS IN PERIOD:   28
----------------------------------------------------------------------------------------------------
A.     ORIGINAL DEAL PARAMETERS
(a)    Class A Initial Invested Amount                     $   400,000,000.00                 76.50%
(b)    Class B Initial Invested Amount                         122,875,817.00                 23.50%
                                                               --------------
(c)    Total Initial Invested Amount                       $   522,875,817.00
                                                           ------------------
                                                           ------------------

(d)    Class A Certificate Rate                                         6.25%
(e)    Class B Certificate Rate                                         0.00%

(f)    Servicing Fee Rate                                               2.00%
(g)    Discount Percentage                                              0.00%
----------------------------------------------------------------------------------------------------



I.     RECEIVABLES IN THE TRUST
----------------------------------------------------------------------------------------------------
(a)    Beginning of the Period Principal Receivables       $ 2,118,862,730.20
(b)    Beginning of the Period Finance Charge Receivables       74,508,539.34
(c)    Beginning of the Period Discounted Receivables                     -
                                                           ------------------
(d)    Beginning of the Period Total Receivables           $ 2,193,371,269.54
       (a + b + c)                                         ------------------
                                                           ------------------

(e)    Removed Principal Receivables                       $              -
(f)    Removed Finance Charge Receivables                                 -
                                                           ------------------
(g)    Removed Total Receivables (e + f)                   $              -
                                                           ------------------
                                                           ------------------

(h)    Supplemental Principal Receivables                  $              -
(i)    Supplemental Finance Charge Receivables                            -
                                                           ------------------
(j)    Supplemental Total Receivables (h + i)              $              -
                                                           ------------------
                                                           ------------------

(k)    End of Period Principal Receivables                 $ 2,101,878,857.79
(l)    End of Period Finance Charge Receivables                 76,669,978.19
(m)    End of Period Discounted Receivables                               -
                                                           ------------------
(n)    End of Period Total Receivables (k + l + m)         $ 2,178,548,835.98
                                                           ------------------
                                                           ------------------



                                     Page 1 of 6

                       MONTHLY CERTIFICATEHOLDERS' STATEMENT
                              RETAILERS NATIONAL BANK
                       DAYTON HUDSON CREDIT CARD MASTER TRUST
                                   SERIES 1997-1





II.    INVESTED AMOUNTS AND ALLOCATION PERCENTAGES
----------------------------------------------------------------------------------------------------
(a)    Class A Initial Invested Amount                     $   400,000,000.00                 76.50%
(b)    Class B Initial Invested Amount                         122,875,817.00                 23.50%
                                                           ------------------
(c)    Total Initial Invested Amount (a + b)               $   522,875,817.00

(d)    Class A Invested Amount (a - (X.a))                 $   400,000,000.00                 76.50%
(e)    Class B Invested Amount (b - (X.e))                     122,875,817.00                 23.50%
                                                           ------------------
(f)    Total Invested Amount (d + e)                          $522,875,817.00

(g)    Class A Adjusted Invested Amount                    $   400,000,000.00                 76.50%
       (a - (X.a)-(III.f))
(h)    Class B Invested Amount (b - (X.e))                     122,875,817.00                 23.50%
                                                           ------------------
(i)    Total Adjusted Invested Amount (g + h)              $   522,875,817.00

(j)    Floating Allocation Percentage                                  24.68%
(k)    Class A Floating Allocation Percentage                          18.88%
(l)    Class B Floating Allocation Percentage                           5.80%

(m)    Principal Allocation Percentage                                 24.68%
(n)    Class A Principal Allocation Percentage                         18.88%
(o)    Class B Principal Allocation Percentage                          5.80%

(p)    Servicing Fee                                       $       871,459.70
(q)    Investor Defaulted Amount (j * (IV.(m)))            $     3,141,508.50


III.   TRANSFEROR'S INTEREST, RETAINED INTEREST, SPECIAL
       FUNDING ACCOUNT, AND PRINCIPAL FUNDING ACCOUNT
----------------------------------------------------------------------------------------------------
(a)    Transferor's Amount (end of month)                  $   833,386,221.90
(b)    Required Retained Transferor Amount                 $    42,037,577.16
(c)    Required Principal Balance                          $ 1,268,492,635.89
(e)    Funds on deposit in Special Funding Account         $              -
       (end of month)
(f)    Principal on deposit in Principal Funding Account   $              -
       (end of month)



                                     Page 2 of 6


                       MONTHLY CERTIFICATEHOLDERS' STATEMENT
                              RETAILERS NATIONAL BANK
                       DAYTON HUDSON CREDIT CARD MASTER TRUST
                                   SERIES 1997-1



IV.    PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------
       COLLECTIONS:
(a)    Collections of Principal Receivables                $   334,870,866.92
(b)    Collections of Finance Charge Receivables (from          43,776,590.00
       cardholder payments)
(c)    Collections of Finance Charge Receivables (from           6,649,106.32
       merchant fees, deferred billing fees, collection
       account interest)
(d)    Collections of Discount Option Receivables                        0.00
                                                                         ----
(e)    Total Finance Charge Collections (b + c + d)        $    50,425,696.32
                                                           ------------------
(f)    Total Collections (a + e)                           $   385,296,563.24
                                                           ------------------
                                                           ------------------

       DELINQUENCIES AND LOSSES:
(g)    2 missed payments                                   $       78,439,000
(h)    3 missed payments                                           37,056,000
(i)    4 or more missed payments                                   73,707,000
                                                           ------------------

(j)    Total delinquencies (g + h + i)                     $      189,202,000
                                                           ------------------
                                                           ------------------

(k)    Gross Charge-Offs during the month                  $    15,855,799.74
(l)    Recoveries during the month                         $     3,125,386.40
(m)    Net Charge-Offs during the month (k - l)            $    12,730,413.34


V      NON-U.S. ACCOUNTS
----------------------------------------------------------------------------------------------------
(a)    Non-US Accounts at end of month                                 99,982
(b)    as a percentage of total (a / c)                                 0.40%

(c)    Total number of Accounts in Trust (at end of month)         25,177,788



                                     Page 3 of 6


                       MONTHLY CERTIFICATEHOLDERS' STATEMENT
                              RETAILERS NATIONAL BANK
                       DAYTON HUDSON CREDIT CARD MASTER TRUST
                                   SERIES 1997-1





VI     AVAILABLE SERIES 1997-1 FINANCE CHARGE COLLECTIONS AND APPLICATION OF FUNDS
----------------------------------------------------------------------------------------------------
(a)    Floating Allocation Percentage of Collections of    $    12,443,645.73
       Finance Charge Receivables
(b)    Investment earnings on Principal Funding Account                   -
(c)    Investment earnings in Reserve Account deposited in                -
       the Collection Account
(d)    Reserve draw Amount deposited into the Collection                  -
       Account                                             ------------------
(e)    Available Series 1997-1 Finance Charge Collections      $12,443,645.73
       (a + b + c + d)

(i)    Class A Interest                                          2,083,333.34

(ii)   Servicing Fee                                               871,459.70

(iii)  Class A Investor Defaulted Amount ((IV.m * (II.k))        2,403,254.00

(iv)   Class B Investor Defaulted Amount ((IV.m * (II.l ))         738,254.50

(v)    Adjustment Payment Shortfalls                                      -

(vi)   Reimbursement of Class A Investor Charge-Offs                      -

(vii)  Reimbursement of Class B Investor Charge-Offs                      -
       and Reallocated Class B Principal Collections

(viii) Class B Interest                                                   -

(ix)   Reserve Account                                                    -

(x)    Excess Finance Charge Collections                    $    6,347,344.19
         (e-i-ii-iii-iv-v-vi-vii-viii-ix)



                                     Page 4 of 6


                       MONTHLY CERTIFICATEHOLDERS' STATEMENT
                              RETAILERS NATIONAL BANK
                       DAYTON HUDSON CREDIT CARD MASTER TRUST
                                   SERIES 1997-1





VII    YIELD AND BASE RATE
----------------------------------------------------------------------------------------------------
BASE RATE

(a)    Base Rate (current month)                                                               6.78%
(b)    Base Rate (prior month)                                                                 6.78%
(c)    Base Rate (2 months ago)                                                                6.78%

(d)    3 Month Average Base Rate                                                               6.78%

PORTFOLIO YIELD

(e)    Portfolio Yield (current month)                                                        22.87%
(f)    Portfolio Yield (prior month)                                                          17.27%
(g)    Portfolio Yield (2 months ago)                                                         20.42%

(h)    3 Month Average Portfolio Yield                                                        20.19%


VIII   PORTFOLIO PERFORMANCE RATES
----------------------------------------------------------------------------------------------------
(a)    Net Charge-Offs (annualized % of Principal                                              7.72%
       Receivables at beginning of period)
(b)    Monthly Payment Rate (% of Principal Receivables at                                    19.48%
       beginning of period (adjusted for number of days in
       period))
(c)    Trust Portfolio Yield (annualized)                                                     30.60%
(d)    Portfolio Yield (3 month average (annualized))                                         20.19%
(e)    Base Rate (3 month average)                                                             6.78%
(f)    Excess Finance Charge Collections % (d - e)                                            13.41%



                                     Page 5 of 6


                       MONTHLY CERTIFICATEHOLDERS' STATEMENT
                              RETAILERS NATIONAL BANK
                       DAYTON HUDSON CREDIT CARD MASTER TRUST
                                   SERIES 1997-1





IX     PRINCIPAL COLLECTIONS
----------------------------------------------------------------------------------------------------
(a)    Class A Principal Allocation Percentage                         18.88%
(b)    Class A Principal                                   $              -
(c)    Class B Principal Allocation Percentage                          5.80%
(d)    Class B Principal                                   $              -
(e)    Total Principal (b + d)                             $              -

(f)    Reallocated Principal Collections                   $              -
(g)    Shared Principal Collections allocable from         $              -
       other Series, Participation and Transferor
       Certificate


X      INVESTOR CHARGE-OFFS
----------------------------------------------------------------------------------------------------
       CLASS A INVESTOR CHARGE-OFFS
(a)    Class A Investor Charge-Offs                        $              -
(b)    Class A Investor Charge-Offs per $1,000 original    $              -
       certificate principal amount
(c)    Total amount reimbursed in respect of Class A       $              -
       Investor Charge-Offs
(d)    The amount, if any, by which the outstanding        $              -
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date.

       CLASS B INVESTOR CHARGE-OFFS
(e)    Class B Investor Charge-Offs                        $              -
(f)    Class B Investor Charge-Offs per $1,000 original    $              -
       certificate principal amount
(g)    Total amount reimbursed in respect of Class B       $              -
       Investor Charge-Offs
(h)    The amount, if any, by which the outstanding        $              -
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date.


XI     AMORTIZATION
----------------------------------------------------------------------------------------------------
(a)    Class A Accumulation Period Length (months)                         12
(b)    Controlled Accumulation Amount                      $    33,333,333.34
(c)    Deficit Controlled Accumulation Amount              $              -
(d)    Total Principal on deposit in Principal Funding     $              -
       Account for the benefit of Class A
       Certificateholders





     RETAILERS NATIONAL BANK,
       AS SERVICER


     BY: /s/ Thomas A. Swanson
     ----------------------------
       NAM E:  THOMAS  A. SWANSON
       TITLE:  VICE PRESIDENT & CASHIER


                                     Page 6 of 6